                        SEMIANNUAL REPORT APRIL 30, 1999

                                  OPPENHEIMER

                                  MIDCAP FUND

                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 5 An Interview
   with Your Fund's
   Manager

11 Financial
   Statements

26 Officers and
   Trustees

28 Information and
   Services


REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- THE MID-CAP MARKET HAS PROVIDED EXCELLENT OPPORTUNITIES to take advantage of the proven track record of experienced management combined with the higher growth rates of emerging enterprises.

- THE TECHNOLOGY AND SPECIALTY RETAILING SECTORS contributed most to the Fund's performance.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 4/30/99

CLASS A

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
43.39%             35.15%
--------------------------------

CLASS B

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
42.80%             37.80%
--------------------------------

CLASS C

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
42.84%             41.84%
--------------------------------

CLASS Y

Without            With
Sales Chg.(1)      Sales Chg.(2)
--------------------------------
43.74%             43.74%
--------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. The inception date of the Fund is 12/1/97 for all classes.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class Y shares are available only to certain institutional investors under special agreement with the Distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                           2  Oppenheimer MidCap Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
MidCap Fund


DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.

       The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

       Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

       Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. In fact, the Federal Reserve Board recently indicated its readiness to raise short-term interest rates as an inflation-fighting measure. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                (over, please)


1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.



                           3  Oppenheimer MidCap Fund

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

       Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.


Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
May 21, 1999


                           4 Oppenheimer MidCap Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
John Doney,
Bruce Bartlett
(Portfolio Manager)

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------

HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 1999?

We are pleased with Oppenheimer MidCap Fund's performance. During the past six months, the Fund not only showed strong growth in net asset value, it also significantly outperformed its benchmark, the S&P MidCap 400.(1)

WHAT ECONOMIC CONDITIONS LED TO THE FUND'S SUCCESS?

Throughout the period, global economic growth remained subdued. In such an environment, the market tends to reward companies that nevertheless demonstrate strong and sustainable growth. These are precisely the kinds of companies our stock selection process is designed to identify. Furthermore, the mid-cap universe offers a wealth of such investment opportunities. That's because many mid-cap companies exhibit the rapid growth characteristics usually associated with successful smaller companies. At the same time, mid-cap companies are generally well-established enterprises that have matured beyond the risky start-up phase and are poised for steadier growth.


1. Based on changes in net asset value of the Fund's Class A shares, without considering sales charges, and with dividends and capital gains distributions reinvested. The S&P MidCap 400 Index generated a return of 18.86% for the six-month period ended April 30, 1999. The S&P MidCap 400 Index is an unmanaged index of equity securities which is a measure of mid-cap stock performance. The performance of the index reflects the reinvestment of dividends but does not consider the effect of transaction costs.

                           5  Oppenheimer MidCap Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/99(2)

CLASS A
                Since
1 year          Inception
-------------------------
13.93%          30.29%
-------------------------

CLASS B
                Since
1 year          Inception
-------------------------
15.13%          32.61%
-------------------------

CLASS C
                 Since
1 year          Inception
-------------------------
18.96%          35.26%
-------------------------

CLASS Y
                Since
1 year          Inception
-------------------------
21.49%          36.88%
-------------------------

AN INTERVIEW WITH YOUR FUND'S MANAGER

In other words, investing in attractive mid-cap companies offers the best of both worlds, with the established business models and proven management track records of larger companies and high growth rates of emerging enterprises. The Fund's success during the past six months is a measure of our ability to identify and capitalize on those opportunities.

WHAT TYPES OF INVESTMENTS DID YOU FIND MOST ATTRACTIVE?

We analyze potential investments on a company-by-company basis, looking for those we believe can produce revenues and profits at a consistently high rate of 15% or more per year. During the past six months, our research led us to attractive investments in various areas of technology, biotechnology and specialty retail.

       In the technology sector, we put much of the Fund's available cash to work in the Internet arena. Some of our investments were in companies like
JDS Fitel, Inc. and General Instrument Corp. that provide equipment and support essential to the Internet's expansion. Others were in traditional retail and marketing companies that are employing the Internet to enhance their profitability. Still others were among companies that debuted on the Internet and are profiting from new ways of doing business. In general, our investments in this sector performed particularly well.

                          6  Oppenheimer MidCap Fund

We reduced our holdings of many healthcare companies during the period because of slowing growth in much of the industry and increasing concerns about the potential for new regulatory legislation that might negatively affect revenues. However, we invested in a number of biotech firms, such as Biogen, Inc. that hold key patents on drugs of vital therapeutic importance.

       We also invested in a number of attractive specialty retailers--those that sell only one type of product, such as home electronics. These companies are benefiting from robust demand for their products driven by high employment levels, low interest rates, low inflation and strong consumer confidence. One of our largest and best performing holdings during the period was Best Buy Co., Inc., a consumer electronics company that we believe is well positioned to profit from rapidly growing demand for digital appliances such as cameras, DVD players and high definition TV.


2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The inception date of the Fund is 12/1/97 (for all classes). Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (one-year) and 4% (since inception.) Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class Y shares are available only to certain institutional investors under special agreement with the Distributor. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                           7  Oppenheimer Midcap Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER
-------------------------------------------------------------------------------


DID YOU REDUCE INVESTMENTS IN OTHER AREAS?

In addition to trimming our holdings in the healthcare sector, we sold positions in various consumer services companies that were beginning to exhibit slower revenue growth. We believe that a decline in a company's rate of revenue growth indicates a likelihood of slower earnings growth and a lower stock price. Accordingly, we eliminated our positions in the solid waste industry and in a major provider of corporate management services.

       We also cut the Fund's exposure to certain areas of technology that we believed might be negatively affected by Year 2000 (Y2K) concerns. The transition to the year 2000 may cause problems for some computer systems. As a result, a number of companies may postpone other technology expenditures until they've resolved their existing Y2K issues. For that reason, we sold some of our holdings of PC hardware and software stocks we believed might suffer. In fact, several of these stocks declined sharply in the months that followed.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We continue to believe that exceptional growth opportunities exist among many mid-cap stocks that exhibit the characteristics we seek. Although the future can never be predicted with certainty, it's our opinion that the strong U.S. economy and low interest rate environment that favored the Fund during the last six months are likely to continue for the foreseeable future.

                           8  Oppenheimer Midcap Fund

ASSET ALLOCATION(3)

[PIE CHART]

Stocks                92.1%
Cash Equivalents       7.9

For that reason, we remain enthusiastic about the potential for the companies in which we invest. We will continue to build the Fund's holdings one stock at a time, remaining committed to the investment discipline that makes Oppenheimer MidCap Fund part of The Right Way to Invest.


TOP 10 STOCK HOLDINGS(3)
-------------------------------------------------------------
JDS Fitel, Inc.                                      6.3%
-------------------------------------------------------------
General Instrument Corp.                             4.5
-------------------------------------------------------------
Dial Corp. (The)                                     4.1
-------------------------------------------------------------
Abercrombie & Fitch Co., Cl. A                       4.0
-------------------------------------------------------------
Young & Rubicam, Inc.                                3.1
-------------------------------------------------------------
Best Buy Co., Inc.                                   3.0
-------------------------------------------------------------
Waters Corp.                                         2.9
-------------------------------------------------------------
Adelphia Communications Corp.                        2.9
-------------------------------------------------------------
First Tennessee National Corp.                       2.8
-------------------------------------------------------------
Lexmark International Group, Inc., Cl. A             2.7
-------------------------------------------------------------

TOP 5 SECTORS(3)
-------------------------------------------------------------
Technology                                          42.8%
-------------------------------------------------------------
Consumer Staples                                    14.2
-------------------------------------------------------------
Consumer Cyclicals                                  13.6
-------------------------------------------------------------
Financial                                            6.6
-------------------------------------------------------------
Communication Services                               6.5
-------------------------------------------------------------


3. Portfolio is subject to change. Percentages are as of April 30, 1999, and are based on total market value of investments.

                           9  Oppenheimer Midcap Fund

                                   FINANCIALS






                          10  Oppenheimer MidCap Fund

STATEMENT OF INVESTMENTS  April 30, 1999 (Unaudited)

                                                                      MARKET VALUE
                                                             SHARES   SEE NOTE 1
==================================================================================
COMMON STOCKS--88.9%
----------------------------------------------------------------------------------
CAPITAL GOODS--2.3%
----------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.6%
Gulfstream Aerospace Corp.(1)                                16,000     $  780,000
----------------------------------------------------------------------------------
Howmet International, Inc.(1)                                33,500        536,000
                                                                        ----------
                                                                         1,316,000

----------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.7%
United Rentals, Inc.(1)                                      19,500        581,344
----------------------------------------------------------------------------------
COMMUNICATION SERVICES--4.9%
----------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--4.9%
Exodus Communications, Inc.(1)                                3,000        270,375
----------------------------------------------------------------------------------
Global Crossing Ltd.(1)                                      37,000      1,998,000
----------------------------------------------------------------------------------
Global TeleSystems Group, Inc.(1)                            13,000        859,625
----------------------------------------------------------------------------------
Qwest Communications International, Inc.(1)                  10,664        911,105
                                                                        ----------
                                                                         4,039,105

----------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.4%
----------------------------------------------------------------------------------
CONSUMER SERVICES--3.1%
Young & Rubicam, Inc.(1)                                     63,800      2,540,037
----------------------------------------------------------------------------------
RETAIL: SPECIALTY--10.3%
Abercrombie & Fitch Co., Cl. A(1)                            34,000      3,234,250
----------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                        51,000      2,435,250
----------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                                    39,000      1,784,250
----------------------------------------------------------------------------------
Tiffany & Co.                                                12,800      1,075,200
                                                                        ----------
                                                                         8,528,950

----------------------------------------------------------------------------------
CONSUMER STAPLES--14.0%
----------------------------------------------------------------------------------
BROADCASTING--2.8%
Adelphia Communications Corp.(1)                             34,100      2,327,325
----------------------------------------------------------------------------------
ENTERTAINMENT--4.8%
Outback Steakhouse, Inc.(1)                                  43,500      1,557,844
----------------------------------------------------------------------------------
SFX Entertainment, Inc., Cl. A(1)                            18,500      1,142,375
----------------------------------------------------------------------------------
Starbucks Corp.(1)                                           34,800      1,285,425
                                                                        ----------
                                                                         3,985,644

----------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--2.3%
U.S. Foodservice, Inc.(1)                                    45,100      1,897,019
----------------------------------------------------------------------------------
HOUSEHOLD GOODS--4.1%
Dial Corp. (The)                                             98,500      3,349,000


                          11  Oppenheimer MidCap Fund

                                                                      MARKET VALUE
                                                             SHARES   SEE NOTE 1
----------------------------------------------------------------------------------
FINANCIAL--6.5%
----------------------------------------------------------------------------------
BANKS--4.4%
AmSouth Bancorp                                              29,500     $1,403,094
----------------------------------------------------------------------------------
First Tennessee National Corp.                               52,000      2,242,500
                                                                        ----------
                                                                         3,645,594

----------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.1%
Providian Financial Corp.                                    13,500      1,742,344
----------------------------------------------------------------------------------
HEALTHCARE--5.6%
----------------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.7%
Biogen, Inc.(1)                                              22,000      2,091,375
----------------------------------------------------------------------------------
Centocor, Inc.(1)                                            38,000      1,686,250
----------------------------------------------------------------------------------
Pliva d.d.(2)                                                 4,300         68,155
                                                                        ----------
                                                                         3,845,780

----------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--0.9%
Medtronic, Inc.                                              10,410        748,869
----------------------------------------------------------------------------------
TECHNOLOGY--42.2%
----------------------------------------------------------------------------------
COMPUTER HARDWARE--2.6%
Lexmark International Group, Inc., Cl. A(1)                  17,500      2,161,250
----------------------------------------------------------------------------------
COMPUTER SERVICES--5.6%
Acxiom Corp.(1)                                              30,300        765,075
----------------------------------------------------------------------------------
Autoweb.com, Inc.(1)                                          1,500         39,188
----------------------------------------------------------------------------------
Ceridian Corp.(1)                                            46,000      1,684,750
----------------------------------------------------------------------------------
CheckFree Holdings Corp.(1)                                  17,000        816,000
----------------------------------------------------------------------------------
FlashNet Communications, Inc.(1)                              4,300        136,525
----------------------------------------------------------------------------------
Ivillage, Inc.(1)                                             1,200         94,800
----------------------------------------------------------------------------------
Multex.com, Inc.(1)                                           2,400        103,200
----------------------------------------------------------------------------------
Rhythms NetConnections, Inc.(1)                               4,200        346,500
----------------------------------------------------------------------------------
Smith-Gardner & Associates, Inc.(1)                          29,300        395,550
----------------------------------------------------------------------------------
Ziff-Davis, Inc.(1)                                           6,000        211,500
                                                                        ----------
                                                                         4,593,088

----------------------------------------------------------------------------------
COMPUTER SOFTWARE--11.5%
Citrix Systems, Inc.(1)                                      27,000      1,147,500
----------------------------------------------------------------------------------
Compuware Corp.(1)                                           26,600        648,375
----------------------------------------------------------------------------------
CSG Systems International, Inc.(1)                           50,000      1,931,250
----------------------------------------------------------------------------------
Excite, Inc.(1)                                               4,000        584,000
----------------------------------------------------------------------------------
Marimba, Inc.(1)                                              4,500        273,375
----------------------------------------------------------------------------------
Sapient Corp.(1)                                             21,000      1,317,750

                          12  Oppenheimer MidCap Fund

                                                                      MARKET VALUE
                                                             SHARES   SEE NOTE 1
----------------------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
Unisys Corp.(1)                                              35,500    $ 1,116,031
----------------------------------------------------------------------------------
USWeb Corp.(1)                                               30,000        673,125
----------------------------------------------------------------------------------
Veritas Software Corp.(1)                                    25,500      1,810,500
                                                                       -----------
                                                                         9,501,906

----------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.4%
General Instrument Corp.(1)                                 100,500      3,668,250
----------------------------------------------------------------------------------
ELECTRONICS--18.1%
Gemstar International Group Ltd.(1)                          10,000      1,053,750
----------------------------------------------------------------------------------
JDS Fitel, Inc.(1)                                           85,000      5,136,279
----------------------------------------------------------------------------------
Level One Communications, Inc.(1)                            15,000        770,625
----------------------------------------------------------------------------------
LSI Logic Corp.(1)                                           22,000        748,000
----------------------------------------------------------------------------------
QLogic Corp.(1)                                              25,000      1,748,438
----------------------------------------------------------------------------------
SDL, Inc.(1)                                                  9,000        983,250
----------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                               46,000      2,130,375
----------------------------------------------------------------------------------
Waters Corp.(1)                                              22,500      2,365,312
                                                                       -----------
                                                                        14,936,029
                                                                       -----------
Total Common Stocks (Cost $57,793,349)                                  73,407,534


==================================================================================
OTHER SECURITIES--2.1%
----------------------------------------------------------------------------------
Qwest Trends Trust, 5.75% Cv.(2)                             17,600      1,258,400
----------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly
  Income Preferred Securities(1)(2)                          10,000        441,250
                                                                       -----------
Total Other Securities (Cost $1,492,400)                                 1,699,650

                                                            FACE
                                                            AMOUNT
==================================================================================
REPURCHASE AGREEMENTS--7.7%
----------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital
Markets, 4.86%, dated 4/30/99,to be repurchased at
$6,402,592 on 5/3/99, collateralized by U.S.
Treasury Nts., 4%-7.875%, 7/15/99-2/15/07, with a
value of $5,012,434, U.S. Treasury Bonds,
7.25%-10.75%, 2/15/03-11/15/21, with a value of
$1,518,604 (Cost $6,400,000)                             $6,400,000      6,400,000

----------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $65,685,749)                 98.7%    81,507,184
----------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                 1.3      1,092,735
                                                         ----------    -----------
NET ASSETS                                                    100.0%   $82,599,919
                                                         ==========    ===========

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,767,805 or 2.14% of the Fund's net assets as of April 30, 1999.

See accompanying Notes to Financial Statements.

                          13  Oppenheimer MidCap Fund

STATEMENT OF ASSETS AND LIABILITIES April 30, 1999  (Unaudited)


============================================================================================================
ASSETS

Investments, at value (cost $65,685,749)--see accompanying statement                             $81,507,184
------------------------------------------------------------------------------------------------------------
Cash                                                                                                  46,855
------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                 1,638,741
Interest and dividends                                                                                 8,989
Other                                                                                                  2,538
                                                                                                     -------
Total assets                                                                                      83,204,307

============================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                               343,125
Shares of beneficial interest redeemed                                                              199,920
Shareholder reports                                                                                  17,280
Distribution and service plan fees                                                                   14,923
Transfer and shareholder servicing agent fees                                                        13,312
Other                                                                                                15,828
                                                                                                    -------
Total liabilities                                                                                   604,388

===========================================================================================================
NET ASSETS                                                                                      $82,599,919
                                                                                                ===========

===========================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                 $70,153,791
-----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                    (233,626)
-----------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                         (3,141,681)
-----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies--Note 3                                 15,821,435
                                                                                                -----------
Net assets                                                                                      $82,599,919
                                                                                                ===========

                          14  Oppenheimer MidCap Fund

===========================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $46,141,213 and 2,975,677 shares of beneficial interest outstanding)                              $15.51
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                          $16.46
-----------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $29,607,541 and 1,927,297 shares of beneficial interest outstanding)                              $15.36
-----------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $6,849,603 and 446,313 shares of beneficial interest outstanding)                                 $15.35
-----------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $1,562 and 100 shares of beneficial interest outstanding)                              $15.62


See accompanying Notes to Financial Statements.


                          15  Oppenheimer MidCap Fund

STATEMENT OF OPERATIONS  For the Six Months Ended April 30, 1999 (Unaudited)

INVESTMENT INCOME
===========================================================================================================
Interest                                                                                         $  133,345
-----------------------------------------------------------------------------------------------------------
Dividends                                                                                            78,341
                                                                                                 ----------
Total income                                                                                        211,686

===========================================================================================================
EXPENSES
Management fees--Note 4                                                                             176,123
-----------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                              30,160
Class B                                                                                              79,909
Class C                                                                                              22,149
-----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                                              37,311
Class B                                                                                              22,417
Class C                                                                                               6,243
-----------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                  36,956
-----------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                         11,888
-----------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                          10,269
-----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                3,035
-----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                           1,426
-----------------------------------------------------------------------------------------------------------
Other                                                                                                 7,839
                                                                                                 ----------
Total expenses                                                                                      445,725
Less expenses paid indirectly--Note 4                                                                  (413)
                                                                                                 ----------
Net expenses                                                                                        445,312

===========================================================================================================
NET INVESTMENT LOSS                                                                                (233,626)

===========================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                        (390,067)
Closing of futures contracts                                                                        102,975
                                                                                                 ----------
Net realized loss                                                                                  (287,092)
-----------------------------------------------------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
Investments                                                                                      15,604,849
Translation of assets and liabilities denominated in foreign currencies                              22,462
                                                                                                 ----------
Net change                                                                                       15,627,311
                                                                                                 ----------
Net realized and unrealized gain                                                                 15,340,219

===========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $15,106,593
                                                                                                ===========

See accompanying Notes to Financial Statements.


                          16  Oppenheimer MidCap Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS ENDED        PERIOD ENDED
                                                                     APRIL 30, 1999          OCTOBER 31,
                                                                     (UNAUDITED)             1998(1)
===========================================================================================================
OPERATIONS
Net investment loss                                                    $  (233,626)             $   (68,156)
-----------------------------------------------------------------------------------------------------------
Net realized loss                                                         (287,092)              (2,757,709)
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                   15,627,311                  194,124
                                                                       -----------              -----------
Net increase (decrease) in net assets resulting from operations         15,106,593               (2,631,741)

===========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain:
Class A                                                                    (23,300)                      --
Class B                                                                    (13,595)                      --
Class C                                                                     (4,026)                      --

===========================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                 22,917,243               15,972,120
Class B                                                                 16,942,844                8,617,664
Class C                                                                  2,824,655                2,890,462
Class Y                                                                         --                    1,000
===========================================================================================================
NET ASSETS
Total increase                                                          57,750,414               24,849,505
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                     24,849,505                       --
                                                                       -----------              -----------
End of period (including accumulated net investment
loss of $233,626 for the six months ended April 30, 1999)              $82,599,919              $24,849,505
                                                                       ===========              ===========


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

See accompanying Notes to Financial Statements.

                          17  Oppenheimer MidCap Fund

FINANCIAL HIGHLIGHTS

                                                        CLASS A                                 CLASS B
                                                        ----------------------------------      ------------------
                                                        SIX MONTHS            PERIOD            SIX MONTHS
                                                        ENDED                 ENDED             ENDED
                                                        APRIL 30, 1999        OCTOBER 31,       APRIL 30, 1999
                                                        (UNAUDITED)           1998(1)           (UNAUDITED)
==================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                        $ 10.83            $ 10.00                     $ 10.77
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                   (.04)              (.02)                       (.05)
Net realized and unrealized gain                               4.74                .85                        4.66
                                                            -------            -------                     -------
Total income from investment
operations                                                     4.70                .83                        4.61
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
from net realized gain                                         (.02)                --                        (.02)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 15.51            $ 10.83                     $ 15.36
                                                            =======            =======                     =======

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                          43.39%               8.30 %                     42.80 %

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                              $46,141            $14,607                     $29,608
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $26,946            $ 7,185                     $16,234
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                                  (0.65)%            (0.33)%                     (1.43)%
Expenses(4)                                                    1.55 %             1.59 %                      2.32 %
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                      31  %              117 %                        31 %

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The expense ratio reflects the effect of expenses paid indirectly by the Fund.


                          18  Oppenheimer MidCap Fund

                      CLASS C                                       CLASS Y
-------------         -----------------------------------           ---------------------------------
PERIOD                SIX MONTHS              PERIOD                SIX MONTHS            PERIOD
ENDED                 ENDED                   ENDED                 ENDED                 ENDED
OCTOBER 31,           APRIL 30, 1999          OCTOBER 31,           APRIL 30, 1999        OCTOBER 31,
1998(1)               (UNAUDITED)             1998(1)               (UNAUDITED)           1998(1)
=====================================================================================================


  $10.00                   $10.76                 $10.00                 $10.88                $10.00
-----------------------------------------------------------------------------------------------------

    (.05)                    (.06)                  (.05)                  (.01)                  .01
     .82                     4.67                    .81                   4.77                   .87
  ------                   ------                 ------                 ------                ------

     .77                     4.61                    .76                   4.76                   .88
-----------------------------------------------------------------------------------------------------

      --                     (.02)                    --                   (.02)                   --
-----------------------------------------------------------------------------------------------------
  $10.77                   $15.35                 $10.76                 $15.62                $10.88
  ======                   ======                 ======                 ======                ======

=====================================================================================================
    7.70 %                  42.84 %                 7.60  %               43.74  %               8.80%

=====================================================================================================


  $7,654                   $6,850                 $2,587                 $    2                $    1
-----------------------------------------------------------------------------------------------------
  $3,521                   $4,490                 $1,271                 $    1                $    1
-----------------------------------------------------------------------------------------------------

   (1.06)%                  (1.41)%                (1.07)%                (0.11)%                0.05%
    2.35 %                   2.32 %                 2.35 %                 1.06 %                1.09%
-----------------------------------------------------------------------------------------------------
     117 %                     31 %                  117 %                   31 %                 117%



5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1999, were $52,965,837 and $13,514,950, respectively.

See accompanying Notes to Financial Statements.

                          19  Oppenheimer MidCap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

                           20 0ppenheimer MidCap Fund

================================================================================
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,793,000, expiring in 2006.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                           21 Oppenheimer MidCap Fund

================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              SIX MONTHS ENDED APRIL 30, 1999    PERIOD ENDED OCTOBER 31, 1998(1)
                              -------------------------------    --------------------------------
                              SHARES           AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------
Class A:
Sold                         2,117,186        $29,564,143         1,814,456           $21,297,357
Distributions reinvested         1,766             21,577                --                    --
Redeemed                      (492,503)        (6,668,477)         (465,228)           (5,325,237)
                             ---------        -----------         ---------           -----------
Net increase                 1,626,449        $22,917,243         1,349,228           $15,972,120
                             =========        ===========         =========           ===========

-------------------------------------------------------------------------------------------------
Class B:
Sold                         1,383,023        $19,284,233         1,028,170           $12,132,431
Distributions reinvested         1,089             13,217                --                    --
Redeemed                      (167,793)        (2,354,606)         (317,192)           (3,514,767)
                             ---------        -----------         ---------           -----------
Net increase                 1,216,319        $16,942,844           710,978           $ 8,617,664
                             =========        ===========         =========           ===========

-------------------------------------------------------------------------------------------------
Class C:
Sold                           267,045        $ 3,660,981           332,549           $ 3,888,969
Distributions reinvested           315              3,822                --                    --
Redeemed                       (61,581)          (840,148)          (92,016)             (998,507)
                             ---------        -----------         ---------           -----------
Net increase                   205,779        $ 2,824,655           240,533           $ 2,890,462
                             =========        ===========         =========           ===========

-------------------------------------------------------------------------------------------------
Class Y:

Sold                                --        $        --               100           $     1,000
Distributions reinvested            --                 --                --                    --
Redeemed                            --                 --                --                    --
                             ---------        -----------         ---------           -----------
Net increase                        --        $        --               100           $     1,000
                             =========        ===========         =========           ===========


1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.
=================================================================================================

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of April 30, 1999, net unrealized appreciation on investments of $15,821,435 was composed of gross appreciation of $17,014,821, and gross depreciation of $1,193,386.


                           22 Oppenheimer MidCap Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the six months ended April 30, 1999 was 0.75% of the average annual net assets for each class of shares.

            For the six months ended April 30, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $211,891, of which $72,134 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $13,472, $370,844 and $19,348, respectively. The amount paid to an affiliated broker/dealer for Class B shares was $32,007. During the six months ended April 30, 1999, OFDI received contingent deferred sales charges of $20,610 and $2,012, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1999, the Fund paid OFS $55,671.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. During the period ended April 30, 1999, OFDI paid $2,168 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.


                           23 Oppenheimer MidCap Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six-month period ended April 30, 1999, OFDI retained $72,270 and $17,249, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of April 30, 1999, OFDI had incurred excess distribution and servicing costs of $604,137 for Class B and $58,748 for Class C.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                           24 Oppenheimer MidCap Fund

================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended April 30, 1999.


                           25 Oppenheimer MidCap Fund

OPPENHEIMER MIDCAP FUND


===============================================================================
OFFICERS AND TRUSTEES     Bridget A. Macaskill, Chairman of the Board of
                            Trustees and President
                          Paul Y. Clinton, Trustee
                          Thomas W. Courtney, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          George Loft, Trustee
                          Bruce Bartlett, Vice President
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services

SERVICING AGENT

===============================================================================
CUSTODIAN OF              The Bank of New York
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT ACCOUNTANTS   PricewaterhouseCoopers LLP

===============================================================================
LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

                          The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants.

                          This is a copy of a report to shareholders of Oppenheimer MidCap Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer MidCap Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



                           26 Oppenheimer MidCap Fund

OPPENHEIMERFUNDS FAMILY

=====================================================================================================
REAL ASSET FUNDS
-----------------------------------------------------------------------------------------------------
Real Asset Fund                   Gold & Special Minerals Fund

=====================================================================================================
GLOBAL STOCK FUNDS
-----------------------------------------------------------------------------------------------------
Developing Markets Fund           International Growth Fund             Global Growth & Income Fund
International Small               Global Fund                           Europe Fund
Company Fund                      Quest Global Value Fund

=====================================================================================================
STOCK FUNDS
-----------------------------------------------------------------------------------------------------
Enterprise Fund                   MidCap Fund                           Growth Fund
Discovery Fund                    Capital Appreciation Fund             Large Cap Growth Fund
Quest Small Cap Value Fund        Quest Capital Value Fund              Disciplined Value Fund
                                                                        Quest Value Fund
=====================================================================================================
STOCK & BOND FUNDS
-----------------------------------------------------------------------------------------------------
Main Street Growth &              Total Return Fund                     Multiple Strategies Fund
 Income Fund(1)                   Quest Balanced                        Disciplined Allocation Fund
Quest Opportunity                   Value Fund                          Convertible Securities Fund
 Value Fund                       Capital Income Fund(2)

=====================================================================================================
TAXABLE BOND FUNDS
-----------------------------------------------------------------------------------------------------
International Bond Fund           Champion Income Fund                 U.S. Government Trust
World Bond Fund                   Strategic Income Fund                Limited-Term Government Fund
High Yield Fund                   Bond Fund

=====================================================================================================
MUNICIPAL BOND FUNDS
-----------------------------------------------------------------------------------------------------
California Municipal Fund(3)      Pennsylvania Municipal Fund(3)       Rochester Division:
Florida Municipal Fund(3)         Municipal Bond Fund                  Rochester Fund Municipals
New Jersey Municipal Fund(3)      Insured Municipal Fund               Limited Term New York
New York Municipal Fund(3)        Intermediate Municipal Fund            Municipal Fund

=====================================================================================================
MONEY MARKET FUNDS(4)
-----------------------------------------------------------------------------------------------------
Money Market Fund                 Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Oppenheimer Main Street Income & Growth Fund."

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.

                          27  Oppenheimer MidCap Fund

INFORMATION AND SERVICES
------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're
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INTERNET
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information and transactions

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GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET,
Sat 10am-4pm ET

1-800-525-7048

TELEPHONE TRANSACTIONS
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TRANSFER AND SHAREHOLDER
SERVICING AGENT
OppenheimerFunds Services,
P.O. Box 5270, Denver, CO
80217-5270


[OPPENHEIMERFUNDS LOGO]

RS0745.001.0499  June 29, 1999